JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Yield Bond Fund
Julius Baer Global Equity Fund Inc.

Supplement dated September 15, 2006 to the
Statement of Additional Information dated February 28, 2006, as Revised May 26, 2006

The name of the “Julius Baer Global High Yield Bond Fund” is changed to “Julius Baer Global High Income Fund” effective immediately.

The first sentence of the second paragraph of the section entitled “PORTFOLIO INVESTMENTS - - Global High Yield Bond Fund” on page 6 is replaced with the following:

The Fund invests in high income producing instruments, such as high yield, high risk bonds rated at the time of purchase below BBB by Standard & Poor’s Corporation (“S&P”) or below Baa by Moody’s Investors Service, Inc. (Moody’s).

The following is added after “Asset-Backed Securities” in the section entitled “Common Investment Strategies” on page 7:

Bank Loans

The Global High Income Fund may invest in Bank Loans. Bank Loans include institutionally traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect the Fund's net asset value (NAV).

The following is added after the first sentence of the first paragraph of the section entitled “Investing in Emerging Markets” on page 11:

In an effort to maximize returns to investors, the Adviser, from time to time, manages International Equity Fund and International Equity Fund II very close to the 25% limit in emerging markets.  Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause International Equity Fund and International Equity Fund II to exceed the 25% limit. In such cases where the International Equity Fund and International Equity Fund II exceed the 25% limit, the Adviser has put in place a procedure to quickly reduce that Fund’s holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity.

The second paragraph of the section entitled “Disclosure of the Funds’ Portfolio Holdings” on page 30 is replaced with the following:

A Fund's top ten holdings as of month-end are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com no earlier than five calendar days after such month’s end. For their second and fourth fiscal quarters, the Funds publicly disclose a comprehensive schedule of a Fund's portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days and no later than sixty days after such quarter’s end, by means of their annual and semi-annual reports. The Funds’ annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days’ after the relevant period end. The Funds’ annual and semi-annual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. In addition, complete portfolio holdings of the Funds, except IEF, IEF II and Global Equity Fund, as of month-end are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com no earlier than the first business day following the next calendar month’s end. Complete portfolio holdings of IEF, IEF II and Global Equity Fund as of each of the three month-ends within such Funds’ fiscal quarter are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com after IEF, IEF II and Global Equity Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. You may obtain a copy of the Funds’ schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Funds’ website at http://www.us-funds.juliusbaer.com. The Funds’ SEC filings are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

The seventh paragraph of the section entitled “Disclosure of the Funds’ Portfolio Holdings” on page 31 is replaced with the following:

Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Each client account of the Adviser is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account or unregistered commingled investment pool may be utilized as a “representative account” (“Non-Fund Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants, registered investment advisers, broker dealer intermediaries and others. This disclosure of a Non-Fund Representative Account’s holdings is permitted by the Adviser provided that (a) the applicable client or unregistered commingled investment pool is not identified as being the Non-Fund Representative Account and (b) the portfolio holdings are as of a month-end date and the information is provided no earlier than the first business day falling forty-five days after such month’s end for IEF, IEF II and Global Equity Fund mandates and thirty days after such month’s end for Global High Income Fund and Total Return Bond Fund mandates. The Adviser may and can provide any information on a current basis as long as it does not include references to specific holdings. Any portfolio characteristic information of a Non-Fund Representative Account must clearly indicate that due to active management, the portfolio characteristics may or may not be reflective of the Non-Fund Representative Account’s current holdings. The Adviser’s policies are not intended to prevent communications with clients concerning their accounts. Consultants may receive complete holdings information subject to the Adviser’s general practice of requiring non-disclosure agreements. Certain institutional funds and accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.

The eighth paragraph of the section entitled “Disclosure of the Funds’ Portfolio Holdings” on page 31 is replaced with the following:

Each Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ disclosure policies. Proposals to disclose portfolio holdings must be authorized by the Funds’ Chief Compliance Officer. Any such authorizations will be for legitimate business purposes and disclosed to the Board no later than its next regularly scheduled quarterly meeting.

The tenth paragraph of the section entitled “Disclosure of the Funds’ Portfolio Holdings” on page 31 is replaced with the following:

Each Fund will provide material non-public holdings information to third-parties that, (i) calculate information derived from holdings either for use by JBIM or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements that generally provide that (a) the portfolio information is the confidential property of the Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (b) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (i) are authorized to have access to the portfolio information and (ii) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (c) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; (d) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (e) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Funds, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Funds to be disclosed. In addition, confidentiality agreements should clearly state the legitimate business purpose. Any confidentiality agreement must be in form and substance acceptable to the Funds’ Chief Compliance Officer. The Funds’ Chief Compliance Officer may deviate from these minimum provisions if he or she believes that such deviations are reasonable and consistent with reasonably protecting the confidentiality of the Funds’ portfolio information. The entities that may receive the information for the Funds as described above are: Factset, Vestek and Bloomberg (each, complete holdings daily). In addition, Wachovia may receive complete portfolio holdings of IEF II as of each calendar quarter thirty days after such calendar quarter-end. A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, each Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Funds’ policies.